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                                                                   EXHIBIT 10.18




                                                               [TOC & TCC-Tulsa]

                              ASSIGNMENT AGREEMENT


                 THIS ASSIGNMENT AGREEMENT (this "Assignment") is entered into to be effective as of 9:30 a.m., Central Daylight time, on the 1st day of July, 1996, between American Airlines, Inc., a Delaware corporation ("Assignor"), and The SABRE Group, Inc., a Delaware corporation ("Assignee").

                             W I T N E S S E T H :

                 WHEREAS, N. G. Henthorne, E. Fred Johnson, Richard Lloyd Jones, Jr., James L. Maxwell and Wade C. Whiteside, jointly, as Trustees of the Tulsa Municipal Airport Trust, a statutory trust duly created by a Trust Indenture, dated August 2, 1957, and duly accepted by the City of Tulsa, Oklahoma, as beneficiary thereof, under and by virtue of Ordinance No. 8236 enacted on August 6, 1957 (such Trustees, together with the trustees of the Tulsa Municipal Airport Trust constituting, from time to time, the respective successors of such Trustees, being hereinafter called "TMAT"), leases from the City of Tulsa, Oklahoma (the "City") the premises described therein (the "Base Lease Premises"), pursuant to that certain Lease dated August 6, 1957, as amended, and pursuant to the Leases dated March 29, 1968 and July 31, 1969 (collectively, the Base Lease"); and

                 WHEREAS, Assignor is the lessee under that certain Sublease (as amended and supplemented, the "Sublease"), by and between Assignor and TMAT dated June 24, 1958, as further described on Exhibit "A" attached hereto, which covers that portion of the Base Lease Premises described therein, together with improvements and appurtenances located thereon (the "Subleased Premises");

                 WHEREAS, the Subleased Premises includes the property described by metes and bounds on Exhibit "B" attached hereto upon which are located those certain buildings commonly known as the Tulsa Computer Center and the Tulsa Office Center and certain other improvements and appurtenances related thereto (collectively, the "Assigned Premises"); and

                 WHEREAS, Assignor wishes to assign to Assignee all of Assignor's right, title and interest in and to the Sublease with respect to the Assigned Premises and Assignee wishes to assume from Assignor all of Assignor's obligations thereunder with respect to the Assigned Premises from and after the date hereof in accordance with the terms of this Assignment;

                 NOW, THEREFORE, in consideration of the premises, the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

                 1. Assignment of Sublease. Effective as of the date hereof, Assignor hereby
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assigns and conveys to Assignee all of Assignor's right, title and interest in, to and under the Sublease to the extent and only to the extent it covers and includes the Assigned Premises and all improvements and fixtures situated on the Assigned Premises, including, but not limited to, the right, if any, to any renewals and extensions of the term of the Sublease to the extent related to the Assigned Premises only. Assignor hereby reserves, and this Assignment expressly excludes, that portion of the Subleased Premises that is not included within the description of the Assigned Premises (herein referred to as the "Reserved Premises") and the rights and obligations of Assignor in the Sublease related to the Reserved Premises.

                 2. Covenants of Assignee. Assignee hereby assumes, and agrees to pay, honor and discharge, all of Assignor's obligations under the Sublease with respect to the Assigned Premises arising on and after the date hereof. Assignee shall observe and perform all of the terms and covenants and conditions to be performed by Assignor as lessee under the Sublease with respect to the Assigned Premises and agrees not to do or suffer or permit anything to be done that would result in a violation of, or a default under, the Sublease or cause the Sublease to be terminated or render Assignor liable for any charge or expense thereunder.

                 In the event any costs or other obligations are incurred under the Sublease that relate to the Subleased Premises including the Assigned Premises, Assignee shall pay its prorata portion of such costs, and shall be responsible for its prorata portion of such obligations. Assignee's prorata portion of such costs and obligations shall be calculated based on the ratio of the square footage of the Assigned Premises to the square footage of the Subleased Premises.

                 3. Ingress and Egress. Assignee and its officers, employees, invitees, guests, agents, and suppliers of materials and furnishers of services, shall have a nonexclusive right of ingress and egress between the Assigned Premises and any street or roadway by means of the roadways within the Subleased Premises leading to and from the Assigned Premises to be used in common with others having a similar right of passage. The use of such roadways shall be subject to the rules and regulations of the City of Tulsa, TMAT, the Tulsa Airports Improvement Trust, the Tulsa Airport Authority and Assignor now in effect or which may hereafter be promulgated and any terms and conditions of the Base Lease and the Sublease.

                 4. Binding Effect. This Assignment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                 5. GOVERNING LAW. THIS ASSIGNMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA, WITHOUT REGARD TO CHOICE OF LAWS RULES.

                 6. Counterparts. This Assignment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

                 IN WITNESS WHEREOF, the parties have duly executed this Assignment by
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their authorized representatives as of the date first above written to become effective as of such date.


                                 Assignor:
                                 --------

                                 AMERICAN AIRLINES, INC., a Delaware corporation


                                 By: /s/ GARY F. KENNEDY
                                     ------------------------
                                 Name: Gary F. Kennedy
                                 Title: Managing Director - Corporate Real
                                        Estate
ATTEST:



- -----------------------------
Assistant Corporate Secretary



                                 Assignee:
                                 --------

                                 THE SABRE GROUP, INC., a Delaware corporation


                                 By: /s/ JAMES K. LINES
                                     ------------------------
                                 Name: James K. Lines
                                 Title: Attorney-in-Fact
ATTEST:



- -----------------------------
Assistant Corporate Secretary





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STATE OF TEXAS            )
                          )  ss
COUNTY OF DALLAS          )

         The foregoing Assignment Agreement was acknowledged before me this __ day of _______, 1996, by ________________ _____________,
_____________________________________ of American Airlines, Inc., a Delaware
corporation, on behalf of the Corporation.

         Subscribed and sworn to before me this ___ day of ___________, 1996.



                                                  ----------------------------
                                                  Notary Public
My commission expires:

- ------------------------------



STATE OF TEXAS            )
                          )  ss
COUNTY OF DALLAS          )

         The foregoing Assignment Agreement was acknowledged before me this __ day of _______, 1996, by ________________ _____________,
_____________________________________ of The SABRE Group, Inc., a Delaware
corporation, on behalf of the Corporation.

         Subscribed and sworn to before me this ___ day of ___________, 1996.



                                                  ----------------------------
                                                  Notary Public
My commission expires:

- ------------------------------




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                                  EXHIBIT "A"


                            DESCRIPTION OF SUBLEASE

                 Sublease dated as of June 24, 1958, by and between the then Trustees of the Tulsa Municipal Airport Trust (the Trustees and all predecessor and successor Trustees of the Tulsa Municipal Airport Trust hereinafter the "Trustees"), as Lessor, and American Airlines, Inc., a Delaware corporation ("American"), as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3905, Pages 1610-1637 on October 16, 1969), as amended by the First Amendment to the Sublease dated as of May 1, 1963, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3341, Page 200, on May 16, 1963), as Exhibit A to the Bond Indenture, dated as of May 1, 1963, between the Trustees and The Bank of New York, bond trustee, as successor to Morgan Guaranty Trust Company of New York, in New York, New York, and IBJ Schroder Bank & Trust Company, in New York, New York, pursuant to which the Revenue Bonds, Series 1963, of such Trustees were issued, and as further amended by the Second Amendment to the Sublease dated as of December 1, 1969, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 3912, Page 642 on December 22, 1969) and as further amended by the Third Amendment to the Sublease dated as of the 1st day of June, 1971, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 3992, Page 419 on November 8,
1971) and as further amended by the Fourth Amendment to the Sublease dated as of the 9th day of September, 1974, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4958, Page 108 on December 22,
1982), and as further amended by the Fifth Amendment to the Sublease dated as of the 1st day of December, 1982, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4658, Page 2225 on December 28,
1982), and as further amended by the Sixth Amendment to the Sublease dated as of the 1st day of April, 1983, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4681, Page 421 on April 5,
1983), and as further amended by the Seventh Amendment to the Sublease dated as of November 17, 1983 by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4910, Page 218, on December 3, 1985), and as further amended by the Eighth Amendment to the Sublease dated as of by November 15, 1985, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 4910, Page 1764 on December 5, 1985), and as further amended by the Ninth Amendment to the Sublease dated as of January 1, 1988, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 5081, Page 915 on February





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18, 1988), and as further amended by the Tenth Amendment to the Sublease dated as of April 1, 1991, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 5317

, Page 1920 on April 26, 1991), and as
further amended by the Eleventh Amendment to the Sublease dated as of November 1, 1992, by and between the Trustees, as Lessor, and American, as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma in Book 5450, Page 2511 on November 5, 1992), and as further amended by the Twelfth Amendment to the Sublease dated as of November 1, 1995, by and between the Trustees as Lessor and American as Lessee (a copy of which was duly recorded in the records of the County Clerk of Tulsa County, Oklahoma, in Book 5761, at Page 393).





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                                  EXHIBIT "B"

                        DESCRIPTION OF ASSIGNED PREMISES


                       (TO BE ATTACHED - AWAITING SURVEY)